UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 14, 2014 (August 12, 2014)

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 12, 2014, Caesars Entertainment Operating Company, Inc. (“CEOC”) and Caesars Entertainment Corporation (“CEC”) executed a Waiver Agreement (the “Agreement”) for the benefit of UMB Bank, National Association, as the trustee (the “Trustee”) under the indentures (the “Indentures”) governing the Senior Secured Notes (as defined below), and the registered and beneficial holders (the “Holders”) from time to time of CEOC’s 11.25% senior secured notes due 2017, 8.5% senior secured notes due 2020 and 9% senior secured notes due 2020 (the “Senior Secured Notes”). Pursuant to the Agreement, if the Trustee or Holders provide a notice of default in respect of Specified Defaults (as defined in the Agreement; see Exhibit 10.1 to CEOC’s Form 8-K filed on August 14, 2014) under any or all of the Indentures at any time on or after the date of the Agreement, such notice of default will be deemed to have been given as of the date of the Agreement for any and all purposes, and if provided on or after September 19, 2014, each Specified Default alleged in such notice of default under Section 6.01(c) or (j) of any or all of the Indentures shall become an “Event of Default” if CEOC does not cure such Specified Default within ten calendar days. Subject to written extension by CEOC and CEC, any notice of default that is provided more than 120 days after the effectiveness of the Agreement shall not have the benefit of the Agreement. Notwithstanding the Agreement, CEOC reserved all rights to challenge whether or not any Specified Defaults constitute actual defaults under the applicable Indentures.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: August 14, 2014	By:	/s/ SCOTT E. WIEGAND
Name: Scott E. Wiegand
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary